EXHIBIT 32.2 CERTIFICATION PURSUANT TO
18 U.S.C. 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of CornerWorld Corporation (the “Company”) on Form 10-KSB/A#2 for the period ended April 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Scott Beck, Principal Executive Officer, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: September 27, 2007

By:	/s/ Scott Beck

Scott Beck- Principal Accounting Officer